                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                     WESTERN RESOURCES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                        MERRILL CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                                                  March 30, 1994

Dear Shareholder:

    I am pleased to present to you this year's Notice of Annual Meeting and Proxy Statement, detailed on the following pages. I want to extend my thanks for your continued interest in the Company and urge you to participate through your vote.

    Please read the material in this Proxy Statement carefully before voting. It is important that your shares be represented at the meeting whether or not you are able to attend. By promptly filling out and returning the enclosed proxy, you will ensure that your votes are counted. Your cooperation is appreciated.

                                             Sincerely,


                                             /s/ John E. Hayes
                                             JOHN E. HAYES, JR.
                                             CHAIRMAN OF THE BOARD,
                                             PRESIDENT, AND CHIEF EXECUTIVE
                                             OFFICER

                            WESTERN RESOURCES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 1994

    You are invited, as a shareholder of Western Resources, Inc. (the Company), to be present either in person or by proxy at the Annual Shareholders' Meeting, which will be held in the Maner Conference Centre (Kansas Expocentre) located at the southeast corner of Seventeenth and Western, Topeka, Kansas, on Tuesday, May 3, 1994, commencing at eleven o'clock in the morning for the following purposes:

        1. To elect four (4) directors to Class I of the Company's Board of Directors to serve a term of three years;

        2.  To  approve  certain  amendments   to  the  Company's  Articles   of
            Incorporation.

            (a) Modifying  certain definitions and eliminating references to the merger with Kansas Electric Power Company.

            (b) Pertaining  to  the  purposes  of  the  Corporation,  notice  of amendment of the By-Laws, and changes in the size of the Board.

            (c) Pertaining  to nominations of persons for Directors and business to be conducted at meetings of Shareholders.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 14, 1994, will be entitled to vote at the meeting, or at any adjournment thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS TO ENSURE THE PRESENCE OF A QUORUM.

                                             By Order of the Board of Directors,

                                                         Richard D. Terrill
                                                             SECRETARY

Topeka, Kansas
March 30, 1994

                                PROXY STATEMENT
                              GENERAL INFORMATION

       MAILING ADDRESS OF PRINCIPAL                APPROXIMATE MAILING DATE
     EXECUTIVE OFFICES OF THE COMPANY                 OF PROXY MATERIAL
     --------------------------------              ------------------------
            818 Kansas Avenue                           March 30, 1994
           Topeka, Kansas 66612

    The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, May 3, 1994, or any adjournment thereof, for the purposes set forth in the above notice of meeting. Proxies are revocable at any time before voted. Such right of revocation is not limited or subject to compliance with any formal procedure.

    The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company has engaged the services of D. F. King & Co. Inc., a proxy solicitation firm, to aid in the solicitation of proxies for which the Company will pay an estimated fee of approximately $8,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, the Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

    Shareholders of record at the close of business on March 14, 1994, are entitled to vote on matters to come before the meeting. On that date there were
outstanding and entitled to vote           shares of Common Stock, par value  $5
per share; 138,576 shares of Preferred Stock, 4 1/2% Series, par value $100 per share; 60,000 shares of Preferred Stock, 4 1/4% Series, par value $100 per share; and 50,000 shares of Preferred Stock, 5% Series, par value $100 per share.

                            CUMULATIVE VOTING RIGHTS

    Each share of Common and Preferred Stock entitles the holder of record at the close of business on the record date of the meeting to one vote. In voting for the election of directors, cumulative voting is permitted and record holders are entitled to as many votes as shall equal the number of shares of stock held, multiplied by the number of directors to be elected. Such votes may be cast all for a single candidate or the votes may be distributed among the candidates, as the shareholder may see fit if present to vote in person, or as the proxyholder elects, if voting by proxy. Any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

    INSTRUCTIONS TO HOLDERS OF COMMON STOCK WHO ARE PARTICIPANTS IN THE COMPANY'S AUTOMATIC DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN. All shares of Common Stock credited to a shareholder's account in the Plan will be voted in accordance with the specifications indicated on the form of proxy sent to the shareholder if the form of proxy is returned in a timely manner.

                             SHAREHOLDER PROPOSALS

    The 1995 Annual Meeting of Shareholders is scheduled to be held on May 2, 1995. Specific proposals of shareholders intended to be presented at this meeting must comply with the requirements of the Securities Exchange Act of 1934 and be received by the Company's Corporate Secretary for inclusion in its 1995 proxy materials by November 25, 1994. If the date of the Annual Meeting is changed by more than 30 days, shareholders will be advised promptly of such change and of the new date for submission of proposals.

                            1. ELECTION OF DIRECTORS

    The Board of Directors of the Company is divided into three classes (Class I, Class II, and Class III). At each Annual Meeting of Shareholders, the directors constituting one class are elected for a three-year term. The
Company's By-Laws provide for the classification of directors into three classes, which shall be as nearly equal in number as possible, and no class shall include fewer than two directors. In accordance with the Restated Articles of Incorporation of the Company, the Board of Directors on January 27, 1993, voted to set the number of directors at twelve.

    Mr. John C. Dicus, Mr. John E. Hayes, Jr., Mr. Russell W. Meyer, Jr. and Mr. Louis W. Smith have been nominated for election as directors at the Annual Meeting of Shareholders as Class I directors. All nominees except Mr. Meyer were elected by shareholders of the Company at the Annual Meeting of Shareholders in 1991. Mr. Meyer was appointed to fill a vacancy on the Board in Class I created in connection with the acquisition of Kansas Gas and Electric Company on March 31, 1992.

    Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by the Board of Directors and named in the following tabulation to be directors of the Company until their successors are elected and qualify. While it is not expected that any of the four nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by the Board of Directors of the Company. The nominees for directors are as follows:

                   NOMINEES (CLASS I)--TERM EXPIRING IN 1997

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

JOHN C. DICUS (60), 1990                                               [PHOTO 1]
    Chairman  of  the  Board  (since  January,  1989)   and
    President   of   Capitol  Federal   Savings   and  Loan
    Association, Topeka, Kansas; Director, Security Benefit
    Life  Insurance   Company;   Director,   State   Mutual
    Insurance  Company; Director,  Columbian National Title
    Company; Trustee,  The Menninger  Foundation;  Trustee,
    Stormont-Vail  Regional  Medical  Center;  Trustee, The
    Kansas University Endowment Association.

JOHN E. HAYES, JR. (56), 1989                                          [PHOTO 2]
    Chairman of the Board,  President, and Chief  Executive
    Officer  (since October, 1989) of the Company; Chairman
    of the Board (May, 1989 to October, 1989) Triad Capital
    Partners;  President   and  Chief   Executive   Officer
    (September,  1986 to January,  1989) Director (January,
    1984 to  January,  1989)  and  Chairman  of  the  Board
    (October,  1986  to  January,  1989)  Southwestern Bell
    Telephone Company;  Director (April,  1986 to  January,
    1989)    Southwestern   Bell   Corporation;   Director,
    Boatmen's Bancshares, Inc.; Director, Security  Benefit
    Life   Insurance  Company;  Director,  Cellular,  Inc.;
    Trustee,  Rockhurst  College;  Trustee,  the  Menninger
    Foundation; Trustee, Midwest Research Institute.

RUSSELL W. MEYER, JR. (61), 1992                                       [PHOTO 3]
    Chairman  and Chief Executive  Officer, Cessna Aircraft
    Company;  Director,   Fourth   Financial   Corporation;
    Director,  The  Coleman Company;  Trustee,  Wake Forest
    University; Trustee; Embry-Riddle Aeronautical
    University.

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

LOUIS W. SMITH (51), 1991                                              [PHOTO 4]
    President, Allied-Signal Aerospace Company, Kansas City
    Division (since April, 1990) Assistant General Manager,
    Administration, Kansas  City Division  (March, 1989  to
    April,  1990)  Vice President,  Manufacturing (January,
    1988 to March,  1989) Allied-Signal Aerospace  Company;
    Director,   Commerce  Bank  of  Kansas  City;  Trustee,
    Rockhurst  College;  Director,  Ewing  Marion  Kauffman
    Foundation;   Director,  Kansas  City  Royals  Baseball
    Corporation.

                                OTHER DIRECTORS

                       (CLASS II)--TERM EXPIRING IN 1995

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

DAVID H. HUGHES (65), 1988                                             [PHOTO 5]
    Retired Vice  Chairman (since  January, 1991)  Hallmark
    Cards,  Inc., Kansas City, Missouri; Director, Hallmark
    Cards,  Inc.;   Director,  Hall   Family   Foundations;
    Director,   Yellow  Corporation;  Trustee,  St.  Luke's
    Hospital   Foundation;   Trustee,   Children's    Mercy
    Hospital;   Trustee,  Princeton  Theological  Seminary;
    Trustee, Linda Hall Library.

JOHN H. ROBINSON (67), 1991                                            [PHOTO 6]
    Chairman  Emeritus  (since  December,  1992)   Chairman
    (January,  1983  to  December,  1992)  Black  & Veatch,
    Kansas   City,   Missouri;   Trustee,   University   of
    Missouri-Kansas   City;   Director,   Midwest  Research
    Institute; Director,  St.  Luke's  Hospital;  Director,
    Automobile   Club  of  Missouri;  Director,  CompuSpeak
    Laboratories, Inc.; Director,  The Greater Kansas  City
    Community Foundation & Affiliated Trusts.

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

MARJORIE I. SETTER (69), 1992                                          [PHOTO 7]
    Consultant,  Armstrong  Shank  Marketing  (since  June,
    1991); Consultant, Stephan Advertising (March, 1990  to
    June,  1991);  President,  Setter  &  Associates,  Inc.
    (October, 1969  to March,  1990); Trustee,  The  Kansas
    State  University Endowment  Association; Director, St.
    Francis  Regional  Medical   Center;  Vice   President,
    Wichita Convention & Visitors Bureau; Director, Wichita
    Symphony    Society;   Director,    Larksfield   Place;
    President,   Wichita    Public   Library    Foundation;
    President,   Orpheum  Performing   Arts  Centre,  Ltd.;
    Director, Arkansas River Foundation, Inc.

KENNETH J. WAGNON (55), 1987                                           [PHOTO 8]
    President, Capital Enterprises, Inc., Wichita,  Kansas;
    Director,   Fourth  Financial   Corporation;  Director,
    University of Kansas School  of Business; Trustee,  The
    Kansas  University Endowment Association; Member of the
    Board  of  Governor's   of  Wichita  State   University
    Endowment   Association;   Director,   Cerebral   Palsy
    Research Foundation.

                       (CLASS III)--TERM EXPIRING IN 1996

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

FRANK J. BECKER (58), 1992                                             [PHOTO 9]
    President, Becker  Investments,  Inc.  (since  January,
    1993);   Personal   Investments  (September,   1989  to
    January,  1993);  Chairman  of  the  Board  and   Chief
    Executive  Officer, First National Bank & Trust Co., El
    Dorado,  Kansas  (March,  1979  to  September,   1989);
    Chairman  of  the  Board and  Chief  Executive Officer,
    Becker  Corporation  (January,  1980  to  July,  1988);
    Director, Bank IV Butler County, N.A.; Director, Great-
    West  Life & Annuity Insurance Co.; Trustee, The Kansas
    University Endowment Association.

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

GENE A. BUDIG (54), 1987                                              [PHOTO 10]
    Chancellor, University  of  Kansas,  Lawrence,  Kansas;
    Director,  Oread Laboratories, Inc.; Director, Harry S.
    Truman Library  Institute;  Trustee,  Midwest  Research
    Institute;   Trustee,  Nelson-Atkins   Museum  of  Art;
    Trustee, Harry  S.  Truman  Good  Neighbor  Foundation;
    Director,  Kansas  City  Royals  Baseball  Corporation;
    Director, Ewing Marion Kauffman Foundation.

C. Q. CHANDLER (67), 1992                                             [PHOTO 11]
    Chairman of the  Board, INTRUST Financial  Corporation;
    Chairman  of  the Board,  INTRUST Bank  N.A.; Director,
    Fidelity State  Bank  & Trust  Co.,  Topeka;  Director,
    First  Newton Bankshares; Vice  President and Director,
    First Bank  of Newton;  Chairman and  Director,  Kansas
    Health Foundation.

THOMAS R. CLEVENGER (59), 1975                                        [PHOTO 12]
    Investments (since December, 1992) Financial Consultant
    (since   August,  1990),   Wichita,  Kansas;  President
    (August, 1988 to August, 1990) and Vice Chairman  (1987
    through  August,  1988)  Fourth  Financial Corporation;
    Director,  Fourth   Financial  Corporation;   Director,
    Security  Benefit Life  Insurance Company;  Trustee and
    Chairman, The  Menninger Foundation;  Trustee,  Midwest
    Research Institute.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The Company knows of no beneficial owner of more than 5% of any class of the Company's outstanding voting stock as of March 14, 1994.

    The following information is furnished with respect to each of the four director nominees, each of the eight other current directors and all current directors and executive officers of the Company as a group as to ownership of shares of Common Stock of the Company as of March 14, 1994.

                                                                           AMOUNT AND NATURE OF
                                                                         BENEFICIAL OWNERSHIP(1)
                                                                        --------------------------
                                                                           DIRECT       INDIRECT
                                                                        ------------  ------------
Class I Directors:
  John C. Dicus.......................................................        300           500(2)
  John E. Hayes, Jr...................................................      8,209         2,289(3)
  Russell W. Meyer, Jr................................................      3,049(4)
  Louis W. Smith......................................................        400
Class II Directors:
  David H. Hughes.....................................................        500
  John H. Robinson....................................................        500
  Marjorie I. Setter..................................................      1,500
  Kenneth J. Wagnon...................................................      2,027
Class III Director Nominees:
  Frank J. Becker.....................................................      4,000         2,600(5)
  Gene A. Budig.......................................................        275
  C.Q. Chandler.......................................................      1,130(4)
  Thomas R. Clevenger.................................................      1,400(4)
All directors and executive officers including the above..............     26,401        17,926(3)

- ---------
(1) Each individual owns less than % and the group owns approximately % of the outstanding shares of Common Stock of the Company. No director or executive officer owns any equity securities of the Company other than Common Stock.
(2) Represents 500 shares held by Mr. Dicus's spouse, not subject to his voting or investment power.
(3)   Includes beneficially owned shares held in employee savings plans.
(4) Does not include stock held in trust by Fourth Financial Corporation of which Mr. Clevenger and Mr. Meyer are directors and INTRUST Financial Corporation of which Mr. Chandler is a director.
(5) Represents 1,000 shares held by the Frank X. Becker Trust, 1,000 shares held by the Hattie F. Becker Trust and 600 shares held by the Connie A. Becker Trust of which Mr. Becker is a Co-Trustee with voting and investment power.

    Based  solely on the Company's  review of the copies  of reports filed under
Section 16(a) of the Securities Exchange Act and written representations that no other reports were required, the Company believes that, during the fiscal year ended December 31, 1993, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

    During 1993 the Board of Directors met eleven times. Each director attended at least 75% of the total number of Board and Committee meetings held while he or she served as a director or member of the committee, except Mr. Smith who attended 71% of such meetings.

    Members of the Board serve on the Audit and Finance, Human Resources, Nominating and Corporate Public Policy Committees. The Audit and Finance Committee is currently composed of Mr. Wagnon, Dr. Budig, Mr. Hughes, Mr. Becker and Mr. Chandler. This Committee reviews internal and independent Company audits and strategic financial programs. It also recommends the independent auditor for Board approval. The Committee held four meetings during 1993.

    The Human Resources Committee, currently composed of Mr. Clevenger, Dr. Budig, Mr. Dicus, Mr. Robinson, Mr. Meyer and Ms. Setter, reviews the performance of corporate officers and changes in compensation. The Committee held six meetings during 1993.

    The Nominating Committee, currently composed of Mr. Hughes, Mr. Clevenger, Mr. Wagnon, Mr. Smith, Mr. Robinson and Mr. Meyer, recommends nominees for election to the Board, including nominees recommended by shareholders if submitted in writing to the committee, in care of the Company. The Committee held one meeting in 1993.

    The Corporate Public Policy Committee is currently composed of Mr. Smith, Ms. Setter, Mr. Chandler, Mr. Dicus and Mr. Becker. This Committee reviews major strategic programs of the Company relating to community relations, marketing, customer relations, corporate contributions and other public affairs issues. The Committee held five meetings during 1993.

OUTSIDE DIRECTORS' COMPENSATION

    Each director who is not also an employee of the Company receives $1,250 per month in retainer fees. The fee paid for attendance at each Board meeting is $850 and $500 for each meeting held by telephone conference. The fee paid for attendance at each committee meeting other than the Audit and Finance Committee is $750, unless the committee meeting is held on the same day as a regular Board meeting, in which case the committee meeting attendance fee is $500. The fee paid for attendance at each Audit and Finance Committee meeting is $850, unless the committee meeting is held on the same day as a regular Board meeting, in which case the committee meeting attendance fee is $600.

    Pursuant to the Company's Outside Directors' Deferred Compensation Plan (the
Plan), an outside director of the Company may elect to defer all, part, or none of his or her retainer and/or meeting fees. The directors may choose one of the following deferral options: cash deferral or phantom stock. Amounts deferred under the cash deferral alternative are increased by an interest equivalent compounded quarterly at a rate equal to the prime rate published in the Wall Street Journal or a rate established by the Human Resources Committee annually based upon the Company's long term cost of capital. Under the phantom stock alternative, the director receives credit for "stock units" equivalent in value to shares of WR Common Stock equal to the amount deferred. "Stock units" will be credited to the director's account at the stock price as of the close of business the day the deferred amount would have been paid. On each date on which a dividend is paid on the Company's Common Stock, the director's phantom stock account will be credited with additional units of phantom stock based on the same price as stock purchased in the Company's Dividend Reinvestment Plan. Deferred amounts distributed from a directors' cash deferral option or phantom stock option shall be paid in the form of cash.

    A director is not entitled to exercise voting rights with respect to units held in his or her phantom stock account. The Plan is a voluntary participation plan. The Plan is administered by the Human Resources Committee of the Board of Directors of the Company or by such other Committee as may be appointed by the Board from time to time.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation of the named executive officers for the last three completed fiscal years of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                        ANNUAL COMPENSATION             COMPENSATION
                             -----------------------------------------  ------------
 NAME AND PRINCIPAL                                    OTHER ANNUAL         LTIP         ALL OTHER
       POSITION       YEAR      SALARY     BONUS(1)   COMPENSATION(2)    PAYOUTS(3)   COMPENSATION(4)
- --------------------  -----  ------------  --------  -----------------  ------------  ----------------
John E. Hayes, Jr.     1993  $    416,666  $85,000   $      11,142      $   60,039    $      7,623
  Chairman of the      1992  $    400,000  $50,000   $       7,164         N.A.       $      7,543
  Board, President     1991  $    400,000    --      $       3,483         N.A.           N.A.
  and Chief
  Executive Officer
William E. Brown       1993  $    205,000  $61,717   $       5,190      $   26,922    $      6,832
  President and        1992  $    189,200  $18,584   $       3,573         N.A.       $      6,103
  Chief Executive      1991  $    176,833  $32,436   $       1,569         N.A.           N.A.
  Officer, KPL
William L. Johnson     1993  $    187,384  $56,215   $       9,402      $   25,138    $        405
  President and        1992  $    179,000  $16,227   $       5,090         N.A.       $        405
  Chief Executive      1991  $    168,250  $27,945   $       1,502         N.A.           N.A.
  Officer, Gas
  Service
Steven L. Kitchen      1993  $    181,375  $54,381   $       6,968      $   24,106    $      6,050
  Executive Vice       1992  $    170,992  $16,903   $       6,645         N.A.       $      5,517
  President and        1991  $    158,500  $28,223   $       1,412         N.A.           N.A.
  Chief Financial
  Officer
James S. Haines,       1993  $    175,419  $52,896   $       3,319         N.A.       $      5,936
  Jr. (5)              1992  $    121,509  $15,876   $         848         N.A.       $      6,763
  Executive Vice       1991      N.A.       N.A.         N.A.              N.A.           N.A.
  President and
  Chief
  Administrative
  Officer

- ------------
(1) The amounts reported in this column represent payments under the Company's Short Term Incentive Plan. Payments are made only if certain Company financial and individual performance goals are achieved.
(2) The amounts reported in this column for 1993 represent dividend equivalents received under the Long-Term Incentive Plan in the amount of $8,921, $4,205, $3,947, $3,767 and $1,076, respectively; payments for the benefit of each named executive officer for federal and state taxes associated with personal benefits in the amount of $2,221, $935, $5,455, $3,150 and $2,217, respectively; and interest on deferred compensation for the year. There was no deferred compensation in 1992 or 1991.
(3) The amounts reported in this column represent the cash equivalent for common stock issued pursuant to the Long-Term Incentive Program for the 1991-1993 incentive period.
(4) The amounts reported in this column represent Company contributions for each of the named individuals under the Company's 401(k) savings plan, a defined contribution plan, in the amount of $6,975, $6,389, $0, $5,657 and $5,555, respectively and premiums paid on term life insurance policies in the amount of $648, $443, $405, $393 and $381, respectively.
(5) Mr. Haines commenced his employment with the Company on April 1, 1992, following the merger with Kansas Gas and Electric Company.

LONG-TERM INCENTIVE PROGRAM

    The following table provides information concerning awards made during the last fiscal year under the Company's Long-Term Incentive Program.

            LONG-TERM INCENTIVE PROGRAM--AWARDS IN LAST FISCAL YEAR

                                              NUMBER OF                              ESTIMATED FUTURE PAYOUTS
                                             PERFORMANCE   PERFORMANCE PERIOD  -------------------------------------
NAME                                           SHARES         UNTIL PAYOUT       THRESHOLD     TARGET      MAXIMUM
- ------------------------------------------  -------------  ------------------  -------------  ---------  -----------
John E. Hayes, Jr.........................        1,315         3 years                878        1,315       1,446
William E. Brown..........................          650         3 years                434          650         715
William L. Johnson........................          591         3 years                394          591         650
Steven L. Kitchen.........................          573         3 years                382          573         630
James S. Haines, Jr.......................          557         3 years                372          557         612

    At the beginning of each three year incentive period, each Participant selected by the Board of Directors is allocated performance shares equal in value to 10% of his or her annual base compensation at the time of grant. Each performance share is equal in value to one share of the Company's common stock. Assuming attainment by the Company of certain established financial and strategic goals, each participant will become entitled to receive a stock distribution determined by multiplying the value of his or her performance shares by the applicable distribution percentage determined by the Board of Directors, not to exceed 110%. The distribution percentage is a weighted average, 70% of which is based on achievement of the Company's financial goals and 30% of which is based on the individual's achievement of the Company's corporate strategic goals set for him or her. The financial goals under the plan are based upon attainment of budgeted earnings per share goals and the committee's evaluation of the total return to shareholders as compared to the following established indexes: the Standard and Poor's Utilities Stock Index, Standard and Poor's Electric Companies Stock Index and the Dow Jones Utility Stock Index. In determining whether the Company's individual strategic goals were met under the Long-Term Incentive Program, the Committee considered the individuals' contribution toward meeting the Board approved budgeted financial plan, compliance with capital financial plans, construction budgets, operation and maintenance plans for the performance period and the individuals' management effectiveness. Based upon exceeding the financial goals and the relative attainment of each individual's goals for the 1991-1993 incentive period, the above named executive officers, except Mr. Haines who commenced participation in the plan in 1993, received 1,913; 858; 801 and 768, respectively, shares of common stock of the Company in exchange for the applicable performance shares. These shares represented 101%, 101%, 98%, and 100% of the original number of performance shares granted. Dividend equivalents are paid on the performance shares from the date of grant.

                               COMPENSATION PLANS

THE KANSAS POWER AND LIGHT COMPANY RETIREMENT PLAN

    The Company maintains a noncontributory defined benefit pension plan, The Kansas Power and Light Company Retirement Plan (Retirement Plan), in which all executive officers and substantially all employees of the Company, other than former employees of Kansas Gas and Electric Company, participate. The Retirement Plan provides an eligible employee with 35 years of service an annual benefit equal to 42% of the employee's final average earnings, plus an additional 14% of the amount final average earnings exceed the applicable covered compensation. The benefit is payable for the employee's lifetime. The above percentages are reduced if years of service are less than 35.

    Final average earnings are the average of the employee's highest five consecutive years' compensation during the last 10 years of service. (An employee's earnings include amounts deducted from the employee's compensation and contributed on his behalf to a 401(k) savings plan.) Earnings do not include incentive compensation. Covered compensation is the career average of the maximum Social Security wage base for the employee at age 65. Benefits under the Retirement Plan are not offset by social security or other benefits.

    The following table sets forth the estimated annual benefits payable upon specified remuneration and years-of-service classifications based on age 65 as of January 1, 1994. The amounts presented do not take into account any reduction for joint and survivorship payments.

                                                 ANNUAL PENSION FOR YEARS OF SERVICE INDICATED
  AVERAGE                             --------------------------------------------------------------------
 ANNUAL PAY                                15            20            25            30            35
- ------------------------------------  ------------  ------------  ------------  ------------  ------------
$50,000.............................  $  12,791     $  17,055     $  19,569     $  22,083     $  24,596
$100,000............................  $  27,041     $  36,055     $  41,569     $  47,083     $  52,596
$150,000............................  $  41,291(a)  $  55,055(a)  $  63,568(a)  $  72,082(a)  $  80,596(a)
$200,000 (or greater)...............  $  41,291(a)  $  55,055(a)  $  63,568(a)  $  72,082(a)  $  80,596(a)

- ---------
(a)   Maximum allowed by current law.

    The years of service and annual accrued benefit pursuant to the Retirement Plan as of December 31, 1993, for the persons named in the cash compensation table are as follows: Mr. Brown, 32 years and $79,308; Mr. Kitchen, 30 years and $69,012; Mr. Haines, 14 years and $37,032. Mr. Hayes and Mr. Johnson are not currently vested.

KANSAS GAS AND ELECTRIC COMPANY RETIREMENT PLAN

    The Company maintains a noncontributory defined benefit pension plan (Retirement Plan) in which substantially all former employees of the Company's subsidiary, Kansas Gas and Electric Company, participate. The Retirement Plan provides an eligible employee with 40 years of service an annual benefit equal to 52% of the employee's final average earnings, plus an additional 14% of the amount final average earnings exceed the applicable covered compensation. The benefit is payable for the employee's lifetime. The above percentages are reduced if years of service are less than 40.

    Final average earnings are the average of the employee's highest five consecutive years' compensation during the last 10 years of service. (An employee's earnings include incentive compensation and amounts deducted from the employee's compensation and contributed on his behalf to a 401(k) savings plan.) Covered compensation is the career average of the maximum Social Security wage base for the employee at age 65.

    The following table sets forth the estimated annual benefits payable upon specified renumeration and years-of-service classifications based on age 65 as of January 1, 1994. The amounts presented do not take into account any reduction for joint and survivorship payments. Benefits under the Retirement Plan are not offset by social security or other benefits.

                                                  ANNUAL PENSION FOR YEARS OF SERVICE INDICATED
                                       -------------------------------------------------------------------
         AVERAGE ANNUAL PAY                20            25            30            35            40
- -------------------------------------  -----------  ------------  ------------  ------------  ------------
$ 50,000.............................  $  14,804    $   18,505    $   22,206    $   25,907    $   29,608
 100,000.............................     31,304        39,130        46,956        54,782        62,608
 150,000.............................     47,804(a)     59,755(a)     71,706(a)     83,657(a)     95,608(a)
 200,000 (or greater)................     47,804(a)     59,755(a)     71,706(a)     83,657(a)     95,608(a)

- ---------
(a)   Maximum allowed by current law.

EXECUTIVE SALARY CONTINUATION PROGRAM

    The Company maintains an Executive Salary Continuation Program for the benefit of certain management employees, including executive officers, selected by the Board's Human Resources Committee. The Plan provides a retirement benefit at or after age 65, or upon disability prior to age 65, in an amount equal to 56% of final three-year average compensation, reduced by existing pension benefits (but not social security benefits), such amount to be paid to the employee or his designated beneficiaries for the employee's life with a 15-year term certain. An employee retiring at or after age 62, but before age 65, may receive a reduced benefit, payable in the same form. The percentage of final three-year average compensation to be paid, before reduction for pension benefits is 54% for a 64-year old, 52% for a 63-year old, and 50% for a 62-year old. The Program also pays a death benefit if death occurs before age 65, equal to 50% of the employee's then monthly salary payable to his beneficiary for 180 months following his death. All of the individuals listed in the compensation table are covered by the Executive Salary Continuation Program. Based upon current three-year average compensation, reduced by the estimated pension benefit (but not social security benefits), the named individuals, except Mr. Hayes, would receive an annual benefit of $27,285; $99,798; $26,350 and $53,954, respectively, under the Program, assuming retirement at age 65. Mr. Johnson is not vested under the pension plan, as a result, there is no reduction under the Program.

    In accordance with a Salary Continuation Agreement between Mr. Hayes and the Company, Mr. Hayes will receive a retirement benefit equal to 60% of his average annual compensation during the 36 months immediately preceding his retirement, but reduced by existing pension benefits, if he has remained an Employee of the Company until age 61 and then retires or terminates his employment with the Company. Such retirement benefits shall be paid monthly, for a period of 180 months or for life, whichever is greater. Based upon Mr. Hayes' average annual compensation for the preceding 36 months, reduced by the estimated pension benefit (currently $0), Mr. Hayes would receive an annual benefit of $243,333.

                        HUMAN RESOURCES COMMITTEE REPORT

    The Company's executive compensation programs are administered by the Human Resources Committee of the Board of Directors (the "Committee"), which is composed of six non-employee directors. The Committee reviews and approves all issues pertaining to executive compensation. The objective of the Company's three compensation programs (base salary, short-term incentive, and long-term incentive) is to provide compensation which enables the Company to attract, motivate, and retain talented and dedicated executives, foster a team orientation toward the achievement of business objectives, and directly link the success of the Company's executives with that of the Company's shareholders.

    The Company extends participation in its long and short-term incentive programs to certain key employees in addition to executive officers based on the potential to contribute to increasing shareholder value.

BASE SALARY COMPENSATION

    A base salary range is established for each executive position to reflect the potential contribution of each position to the achievement of the Company's business objectives and to be competitive with the base salaries paid for comparable positions in the national market by energy companies, with emphasis on natural gas and electric utilities with annual total revenues comparable to the Company. Some, but not all, of such Companies are included in the Standard and Poor's Utilities Index. The Company utilizes industry information for compensation purposes. Not all companies comprising such index participate in such industry information. In addition, the Company considers information of other companies with which the Committee believes the Company competes for executives, and are therefore relevant, but are not part of such index. The mid-point for each base salary range is intended to approximate the average base salary for the relevant position in the national market. Industry surveys by national industry associations are the primary source of this market information. The Committee has also utilized the services of an independent compensation consultant to provide national market data for executive positions and to evaluate the appropriateness of the Company's executive compensation and benefit programs. Due to the Company's current level of executive compensation, the Committee does not believe it necessary to adopt a policy with respect to
Section 162(m) (which disallows the deduction of compensation in excess of $1,000,000) of the Internal Revenue Code at this time.

    Within the established base salary ranges, actual base salary is determined by the Company's financial performance in relation to attainment of budgeted earnings per share goals and total returns to shareholders, and a subjective assessment of each executive's achievement of individual objectives and managerial effectiveness. The Chairman annually reviews the performance of executive officers and makes compensation recommendations to the Committee. The Committee annually reviews the performance of the Chairman. The Committee, after consideration of the Chairman's recommendations, the financial performance of the Company, and such other subjective factors as the Committee deems appropriate for the period being reviewed, establishes the base compensation of such officers.

    In reviewing the annual achievement of each executive and setting the new base annual salary levels for 1993, the Committee considered each individual's contribution toward meeting the Board approved budgeted financial plan for the previous year, total return to shareholders and earnings per share, compliance with Western Resources capital financial plan, the construction budget, and the operation and maintenance budgets and the individual's management effectiveness.

ANNUAL INCENTIVE COMPENSATION

    All executive officers are eligible for annual incentive compensation.

    The primary form of short-term incentive compensation is the Company's Short-Term Incentive Plan for employees, selected by the Committee, including the executive officers listed in the table, who have an opportunity to directly and substantially contribute to the Company's achievement of short-term objectives. Short-term incentives are structured so that potential compensation is comparable with short-term compensation granted to comparable positions in the national market. Short-term incentives are targeted to approximate the median in the national market.

    Mr. Hayes is eligible for an annual short-term incentive target of up to 35% of base salary with a maximum of up to 42% of base salary. Other executive officers are eligible for an annual short-term incentive target up to 30% of base salary with a maximum of up to 36% of base salary. 30% of the annual incentive is tied to the attainment of individual goals and 20% is based on management skill. The balance is based upon the Company's achievement of earnings per share goals established annually by the Committee.

    Changes in annual incentive compensation to the named individuals in 1993 compared to 1992 resulted from an individual's attainment of his or her goals, the Company's inability to meet its earnings per share goal in 1992 due to unusually mild weather and attainment of the Company's financial goals in 1993.

LONG-TERM INCENTIVES

    Long-term incentive compensation is offered to employees who are in positions which can affect the long-term success of the Company, through the formation and execution of the Company's business strategies. The Long-Term Incentive Program is the principal method for long-term incentive compensation, and compensation thereunder takes the form of performance share grants. The purposes of long-term incentive compensation are to: (1) focus key employees' efforts on performance which will increase the value of the Company to its shareholders; (2) align the interests of management with those of the shareholders; (3) provide a competitive long-term incentive opportunity; and (4) provide a retention incentive for key employees. The performance criteria used in the Long-Term Incentive Program measure the impact of both team and individual performance on the financial performance of the Company over time.

    All executive officers are eligible for performance shares under the Long-Term Incentive Plan. At the beginning of each incentive period performance shares are added to each participant's account. The number of performance shares equals the number of shares of common stock having a market value at the date credited to each participant's account equal to 10% of the participant's base annual compensation for the first year of the incentive period. The level of performance shares, 10% of base annual compensation, is established by the plan. Based upon an individual's and the Company's performance the ultimate grant of shares by the Committee may not exceed 110% of the performance shares for the relevant period. The Committee, in its judgment, believes 10% of compensation is sufficient to align the interests of executive officers with those of shareholders. Participants also receive cash equivalent to dividends for comparable shares of common stock for each quarter of the three year incentive period, whether or not the performance shares are ultimately earned by the participant.

    Participants earn shares of stock at the end of the incentive period based on a formula that has two components. 30% of the long-term incentive is based on the individual's performance in attainment of long range strategic goals, objectives, and planned targets for the Company and the individuals. 70% of the long-term incentive is based on financial performance of the Company over the three year incentive period. One-half of the financial component will be based on earnings per share as a percent of budgeted earnings per share and one-half will be based on the extent to which changes in the market price of the Company's common stock equal or outperform national electric utility stock indexes selected from time to time by the Committee. The Committee currently takes into consideration the Standard and Poor's Electric Companies Stock Index, the Standard and Poor's Utilities Stock Index, and the Dow Jones Utilities Average Index in order to provide a broad base of information relative to Company performance.

CHIEF EXECUTIVE OFFICER

    Mr. Hayes has been the Chief Executive Officer of the Company since October 1989. Mr. Hayes' base salary and his annual short-term incentive compensation are established annually in January. In recommending the base salary to be effective March 1, 1993, while not utilizing any specific performance formula and without ranking the relative importance of each factor, the Committee took into account relevant salary information in the national market and the Committee's subjective evaluation of Mr. Hayes' overall management effectiveness and achievement of individual goals. Factors considered included his continuing leadership and contribution to strategic direction, management of change in an increasingly competitive industry, control of operation and maintenance expenses, management of unregulated operations, the overall profitability of the Company, the successful acquisition and integration of Kansas Gas and Electric Company, and increased Company productivity. As of March 1, 1993, Mr. Hayes' base salary was increased 5% over 1992.

    With respect to Mr. Hayes' 1993 short-term incentive compensation, the Committee took into account the above performance achievements, the Company's achievement of its earnings per share goal, and Mr. Hayes total compensation as compared to the national market.

    Mr. Hayes' long-term incentive compensation in 1993 represents dividend equivalents paid during the year under the program. In addition, based upon exceeding the financial and individual goals for the 1991 incentive period, Mr. Hayes received 1,913 shares of the Company's common stock, representing 101% of the performance shares granted in 1991.

                                           Western Resources, Inc. Human
                                           Resources
                                            Committee
                                           THOMAS R. CLEVENGER,
                                            CHAIRMAN
                                           GENE A. BUDIG
                                           JOHN C. DICUS
                                           JOHN H. ROBINSON
                                           RUSSELL W. MEYER, JR.
                                           MARJORIE I. SETTER

PERFORMANCE GRAPH*

    The graph shown below is a line-graph presentation comparing the Company's cumulative, five-year total returns on an indexed basis with the Standard & Poor's 500 Stock Index and the Standard & Poor's Utilities Index.

                        [Filed separately under Form SE]
*Assumes $100 invested on December 31, 1988. Total return assumes reinvestment of dividends.

                          TRANSACTIONS WITH MANAGEMENT

    The Company has commitments of lending institutions aggregating $110,000,000, which make available to the Company short-term borrowings for interim financing and provide support for commercial paper borrowings and certain other short-term borrowings. The lines of credit bear interest on any amounts advanced thereunder based on money market rates. In addition, the Company has entered into a credit agreement with a group of lenders aggregating $350,000,000 to provide funds for general corporate purposes. Under the credit agreement, Bank IV Kansas, N.A., a subsidiary of Fourth Financial Corporation, of which Messrs. Thomas R. Clevenger, Russell W. Meyer, Jr. and Kenneth J. Wagnon are directors, has committed to loan $15,000,000, Boatmen's Bancshares, Inc., of which Mr. John E. Hayes, Jr. is a director, has committed to loan $20,000,000 and Commerce Bancshares, Inc., of which Mr. William L. Johnson is a director, has committed to loan $10,000,000.

                           2. APPROVAL OF AMENDMENTS
                   TO THE RESTATED ARTICLES OF INCORPORATION

    The Board of Directors has unanimously approved and recommends the following amendments to the Restated Articles of Incorporation of the Company. A majority of common and preferred shares entitled to vote at the Annual Meeting, voting together as a class, is required to approve these amendments. If the shareholders approve any of the amendments, the Company will cause the amendments which have been approved to be filed with the Secretary of State of the State of Kansas. The amendments will become effective upon their filing.

    PROPOSAL 2A. AMENDMENTS MODIFYING CERTAIN DEFINITIONS AND ELIMINATING REFERENCES TO THE MERGER WITH KANSAS ELECTRIC POWER COMPANY. Articles I, IV, XIII, XIV, XV and XVI currently refer to the merger of the Kansas Electric Power Company with the Company. In various Articles the Company is referred to as the "Surviving Corporation," the "Company" and the "Corporation." The proposed amendments remove those Articles relating to the merger with Kansas Electric Power Company and refer in all places to the Company as the "Corporation." Following adoption of the amendments, the remaining Articles would be renumbered accordingly.

    REASON FOR AMENDMENTS. The proposed amendments are intended merely to update and simplify the Articles. References to the merger with the Kansas Electric Power Company, which took place in 1949, are no longer of any import to the business of the Company. Use of the single reference to the "Corporation" is intended to eliminate any lack of clarity with respect to such references, conform to the Kansas Corporation Code, and make improvements in grammar and usage. The amendments described in this proposal would not change the substance of the existing Articles or affect the rights of shareholders thereunder.

    EFFECTS OF AMENDMENTS. The proposed amendments will not have any effect on the conduct of business of the Company. They will make the Articles more readable, uniform and unambiguous. They are not expected to have any adverse effect on the business or the shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES MODIFYING CERTAIN DEFINITIONS AND ELIMINATING REFERENCES TO THE MERGER OF THE KANSAS ELECTRIC POWER COMPANY.

    PROPOSAL 2B. AMENDMENTS PERTAINING TO THE PURPOSES OF THE CORPORATION, NOTICE OF AMENDMENT OF THE BY-LAWS, AND CHANGES IN THE SIZE OF THE BOARD. Article V currently sets forth a list of various purposes for which the Company is formed, including a general purposes section referring to all purposes for which a corporation may be organized. The proposed amendment would eliminate reference to all specific purposes other than the business of an electric and gas utility, and would retain the general purposes language.

    Article X currently provides that whenever the Board amends the By-laws, the Company must give notice of such amendment to the Stockholders within sixty days thereof. The proposed amendment would eliminate the sixty-day notice requirement.

    Article XI currently provides for the determination of the precise number of Directors by the Board within a prescribed range at an annual or special meeting of the Board. The proposed amendment would permit the Board to make such determinations at any regular or special meeting.

    REASONS FOR AMENDMENTS. The purpose for amending Article V is to modernize and simplify the Articles. As currently worded, Article V contains considerable excess language which, with the addition of the general purposes language in 1989, is largely of no independent significance.

    The purpose for amending Article X is to avoid the expense of a separate notification to stockholders at any time the Board deems it advisable to amend the By-laws for any reason. Such expenses have been avoided in the past by limiting such changes to the period within sixty days before the transmission of annual meeting documents and quarterly reports to shareholders. The Board deems it advisable to increase its flexibility to make such changes at other times without incurring added expense to the Company. In addition, the rules of the Securities and Exchange Commission and the New York Stock Exchange, require the Company to publicly file its By-laws, as amended, with such agencies. Due to the Company's By-laws being publicly available, the additional notification currently contained in the Articles is not warranted.

    Article XI currently provides that the precise number of Directors between seven and fifteen shall be determined by the Board from time to time at an annual or special meeting. The proposed amendment would permit such determinations at regular meetings of the Board, thereby eliminating the need to call special meetings for such purpose.

    EFFECTS OF THE AMENDMENTS.   Amendment of Article  V as proposed would  make
the Articles more readable and less ambiguous. The amendment would have no effect on the conduct or scope of business of the Company.

    The proposed amendment to Article X would enable the Company to avoid the expense of notifying the stockholders whenever the Board determines it advisable to amend the By-laws. While the stockholders would continue to have access to the By-laws at any time upon request or through the Securities and Exchange Commission and New York Stock Exchange, they would not automatically receive notice of amendments within sixty days of their adoption by the Board.

    The proposed amendment to Article XI would permit the Board to determine the number of Directors as needed at any regular meeting without the need to call a special meeting for that purpose. To the extent that such determinations are required from time to time, the process for making them would be made more efficient.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES WITH RESPECT TO THE PURPOSES OF THE CORPORATION, NOTICE OF AMENDMENT OF THE BY-LAWS, AND DETERMINATION OF THE NUMBER OF DIRECTORS.

    PROPOSAL 2C. NOMINATIONS OF DIRECTORS AND BUSINESS TO BE CONDUCTED AT MEETINGS OF SHAREHOLDERS. The Company proposes amendments to Article XII to provide that shareholders give timely written notice of the nominations for directors of the Company and business to be brought before a meeting of the shareholders of the Company. Notice will be timely if the Secretary of the Company receives it not less than 35 nor more than 50 days prior to the meeting, unless the Company has given less than 45 days prior notice or public disclosure of the meeting, in which case the shareholder will have until the tenth day after the Company gave notice or made public disclosure of the meeting in which to give notice, provided the Company receives a minimum notice of seven days prior to the meeting. In the case of nominations for directors, this Amendment would further require that the shareholder's notice set forth certain information concerning the shareholder and the nominee. The information shall include the shareholder's name and address, a representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons, and a description of the arrangements and understandings between the shareholder and the nominee and any other person appearing for the shareholder to make the nomination. The notice shall also include the information relating to the nominee which would be required to be disclosed in a proxy statement soliciting proxies for the election of directors and the consent of the nominee to be named as a nominee and serve as a director if elected. In the case of proposed business, the shareholder's notice shall set forth a brief description of the business and the reasons for considering it, the shareholder's name and address, a representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting, and any material interest of the shareholder in the proposed business. The chairman of the meeting will have the power to review a notice relating to a shareholder nomination or a proposal for business and will not accept nominations and proposals not made in accordance with these procedures. Neither the current Articles nor the Bylaws currently contain any provisions regarding the foregoing, nor does the Kansas Corporation Code require that shareholders give any such notice. These Amendments would require notices in addition to those currently required by law to permit shareholders to make proposals at any meeting of shareholders.

    REASONS FOR AMENDMENTS. The advance notice requirements will afford the Board of Directors the opportunity to consider the advisability and reasons for the proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to advise shareholders and make recommendations or propose alternatives with respect thereto.

    EFFECTS OF AMENDMENTS. Although the Amendments with respect to Annual Meetings does not give the Board of Directors any power to approve or disapprove shareholder nominations for election of directors or proposals for other business, they may have the effect of precluding a contest for the election of directors or proposals for other business if the procedures set forth in the proposed Articles are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or to propose other business, without regard to whether this might be harmful or beneficial to the Company and its shareholders. However, the Board of Directors believes that the proposed notice procedures are not burdensome and can benefit the other shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES WITH RESPECT TO NOMINATIONS OF DIRECTORS AND BUSINESS TO BE CONDUCTED AT MEETINGS OF SHAREHOLDERS.

    The full text of the Amendments, if Proposals 2A, B and C are adopted, is set forth on Exhibit A.

    GENERAL STATEMENT. The amendments described in proposal 2(c) could be construed as having anti-takeover effects. Although the Board of Directors is not aware of any efforts by others to take control of the Company, the Board of Directors believes that the amendments described in proposal 2(c) are in the best interests of shareholders. The adoption of these amendments could make it more difficult to effect a change in control of the Company. Accordingly, shareholders are urged to read carefully the description of the purposes and effects of the amendments, and their advantages and disadvantages, as well as the full text of the amendments proposed to be adopted, as set forth in Exhibit A, before voting on them. The amendments will make the replacement of the Board of Directors more difficult by imposing notice requirements on a shareholder proposing to nominate directors or bring other business before a meeting of shareholders (if the amendment described in Proposal 2(c) is adopted).

    The amendment is being put before the shareholders now to coincide with the Annual Meeting and is not being presented as a result of any efforts to obtain control of the Company. The Board of Directors has no present intention of proposing any other measures relating to the possible takeover of the Company. The amendments are not part of a larger plan to adopt a series of amendments to the Articles which would have the cumulative effect of further deterring or preventing a change in the control of the Company.

    The following discussion describes the provisions of the company's current Articles and By-laws which could deter an unsolicited attempt to obtain control of the Company.

    Article XVII of the Company's Restated Articles of Incorporation requires the affirmative vote of the holders of not less than 80% of the outstanding shares of Common and Preferred Stock entitled to vote and the affirmative vote of the holders of not less than a majority of the outstanding shares of stock entitled to vote held by any shareholders other than any shareholder, together with its affiliates and associates, which becomes the beneficial owner of 10% or more of the outstanding shares entitles to vote (an "Interested Shareholder"), to approve or authorize certain "Business Combinations" (including any merger, consolidation, self-dealing transaction, recapitalization or reclassification or issuance of stock) with an Interested Shareholder. This Article does not apply to any Business Combination with an Interested Shareholder (i) that has been approved by a majority of the directors of the Company who were members of the Board immediately prior to the time an Interested

Shareholder involved in a Business Combination became an Interested Shareholder, or (ii) in which the cash or fair market value of the consideration offered in such Business Combination is not less than the highest price per share paid by the Interested Shareholder in acquiring any of its holdings of each class of the Company's stock.

    The Preferred Stock is also entitled to supermajority voting rights with respect to certain mergers, consolidations, sales, leases or exchanges of all or substantially all of the assets of the Company, issuance or assumption of unsecured indebtedness or distributions of dividends or assets to shareholders.

    The Company's Restated Articles of Incorporation and By-laws provide for a classified board of directors consisting of not less than seven nor more than fifteen directors. The directors are divided into three classes as nearly equal in number as may be. Voting for directors is on a cumulative basis, and directors are elected to serve a term of three years. Under the By-laws, directors may be removed only for cause as set forth therein. Provisions in the By-laws relating to the classified board of directors and removal of directors may only be amended, altered or repealed by the affirmative vote of at least 80% of the outstanding shares entitled to vote in any election.

                               3. OTHER BUSINESS

    The Board of Directors does not know of any other matters to come before the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such other matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen & Co. has acted as the Company's independent auditors since 1958, and has been recommended by the Audit and Finance Committee, approved by the Board of Directors and engaged by the Company as the Company's and its wholly-owned subsidiaries' independent public accountants for 1994. Representatives of Arthur Andersen & Co. will be in attendance at the shareholders' meeting, will be available to respond to appropriate questions from shareholders and will be permitted to make a statement at the meeting if they desire to do so.

                       ANNUAL REPORT TO THE SHAREHOLDERS

    The Annual Report of the Company for the year ended December 31, 1993, was mailed to shareholders on March 1, 1994. The Report contains financial statements audited by Arthur Andersen & Co., independent public accountants.

    A  total  of  49,422,946  shares  of  Common  Stock  and  Preferred   Stock,
representing 84.7% of all shares outstanding, were represented at the 1993 Annual Meeting of Shareholders. Whether or not you expect to be present at the 1994 Annual Meeting, you are requested to date, sign, and return the enclosed proxy card. Your prompt response will be much appreciated.

                                           By Order of the Board of Directors,

                                               Richard D. Terrill
                                                    SECRETARY
Topeka, Kansas
March 30, 1994

                                   EXHIBIT A

                    AMENDMENTS TO ARTICLES OF INCORPORATION

    2(A). That the Restated Articles of Incorporation of the Company be amended as follows:

        (i) Reference to the Company as "Surviving Corporation" or "Company" shall be amended to refer to the "Corporation".

        (ii)  Reference  to   "Shareholder"  shall  be   amended  to  refer   to
    "Stockholder".

       (iii) Articles I, IV, XIII, XIV, XV, and XVI relating to the merger of the Kansas Electric Power Company with the Company shall be deleted in their entirety.

        (iv) The remaining Articles shall be renumbered to reflect the deletions in (iii) above.

    2(B).  (i) Article V shall be amended in its entirety to read as follows:

       The Corporation is organized for profit, and the purpose for which said corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Kansas General Corporation Code or any other laws of the State of Kansas, including, but not limited to, the business of an electric and gas utility.

        (ii) Article X shall be amended to read in its entirety as follows:

       The Board of Directors may make and from time-to-time may alter, amend, or repeal any By-law, subject to the power of the stockholders to amend, alter, or repeal the same.

       (iii) Article XI shall be amended by deleting the words "at any annual or special meeting" to read as follows:

           (a) The number of directors shall not be less than seven nor more than fifteen and the precise number shall be determined from time-to-time by the Board of Directors within such minimum and maximum number, provided, that unless approved by a majority of the stockholders entitled to vote, the number of directors shall not be reduced to terminate the office of a director during the term for which he was elected.

    2(C).  Article XII shall be amended to read in its entirety as follows:

       Meetings of stockholders may be held within or without the State of Kansas. The books of the Corporation may be kept within or (subject to the applicable provisions of the laws of the State of Kansas) outside of the State of Kansas at such place or places as may be from time-to-time designated by the Board.

       Subject to the rights of holders of Preferred Stock in accordance with Section A of Article IV, only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible to be nominated as directors at any meeting of the stockholders of the Corporation. At any meeting of the stockholders of the Corporation, nominations of persons for election to the Board of Directors may be made (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who is a holder of record at the time of giving the notice provided for in this paragraph, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this paragraph. For a nomination to be properly brought before a stockholders' meeting by a stockholder, timely written notice shall be made to the Secretary of the Corporation. The stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Corporation no less than 35 days nor more than 50 days prior to the meeting; provided, however, in the event that less than 45 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or the public disclosure was made; provided further however, notice by the stockholder to be timely must be received in any event not later than the close of business on the seventh day preceding the day on which the meeting is to be held. The stockholder's notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required by applicable law (including the person's written consent to being named as a nominee and to serving as a director if elected), and (2) (a) the name and address, as they appear on the Corporation's books, of the stockholder, (b) a representation that the stockholder is a holder of record of the stock entitled to vote at the meeting on the date of the notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. The stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder with respect to the matters set forth in this paragraph. If the chairman of the meeting shall determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by this paragraph, the nomination shall not be accepted.

       At any meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (1) by or at the direction of the Board of Directors or
       (2) by any stockholder of the Corporation who is a holder of record at the time of giving the notice provided for in this paragraph, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this paragraph. For business to be properly brought before a stockholders' meeting by a stockholder, timely written notice shall be made to the Secretary of the Corporation. The stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Corporation not less than 35 days nor more than 50 days prior to the meeting; provided, however, in the event that less than 45 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or the public disclosure was made; provided further however, notice by the stockholder to be timely must be received in any event not later than the close of business on the seventh day preceding the day on which the meeting is to be held. The stockholder's notice shall set forth (1) a brief description of the business desired to be brought before the meeting and the reasons for considering the business, and (2) (a) the name and address, as they appear on the Corporation's books, of the stockholder, (b) a representation that the stockholder is a holder of record of the stock entitled to vote at the meeting on the date of the notice and intends to appear in person or by proxy at the meeting to present the business specified in the notice, and (c) any material interest of the stockholder in the proposed business. The stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this paragraph. If the chairman of the meeting shall determine and declare at the meeting that the proposed business was not brought before the meeting in accordance with the procedures by this paragraph, the business shall not be considered.

       The notice procedures set forth in this Article XII do not change or limit any procedures the Corporation may require in accordance with applicable law with respect to the inclusion of matters in the Corporation's proxy statement.

                                    APPENDIX

    Pages 3 thru 6 contain photographs of the Directors.

                    WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC. -- MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTRE (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST
CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

   The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg, and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Preferred Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

   The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

               THIS PROXY IS CONTINUED ON THE REVERSE SIDE

         PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR CHOICE LIKE THIS / / IN BLUE OR BLACK INK.

- ----------------     ----------------     ----------------     ----------------
ACCOUNT NUMBER       4 1/2% PREFERRED       5% PREFERRED       4 1/4% PREFERRED


(1) Election of the following nominees as Directors: John C. Dicus, John E.            Please mark, date and sign as your name
    Hayes, Jr., Russell W. Meyer, Jr. and Louis W. Smith.                              appears hereon and return in the enclosed
                                                                                       envelope. If acting as executor,
         For all       Withheld for all                                                administrator, trustee, guardian,
    / / Nominees    / /   Nominees                                                     etc., you should so indicate when
                                                                                       signing. If the signer is a corporation,
    Withheld for the following only: (Write the name of nominee(s) in the              please sign the full corporate name, by
    space below)                                                                       duly authorized officer. If shares are held
                                                                                       jointly each shareholder named should sign
- ------------------------------------------------------------------------------
                                                                                       Date
(2) Approval of amendments to the Restated Articles of Incorporation.                  ----------------------------------------
                                                                                       Signature
    2A. Modifying certain definitions and eliminating references to the merger         ----------------------------------------
        with Kansas Electric Power Company.                                            Signature
                                                                                       ----------------------------------------
                       / / For   / / Against   / / Abstain

    2B. Pertaining to the purposes of the Corporation, notice of amendment of the By-laws, and changes in the size of the Board.

                       / / For   / / Against   / / Abstain

    2C. Pertaining to nominations of Directors and business to be conducted at meetings of Shareholders.

                       / / For   / / Against   / / Abstain

(3) With discretionary power upon other matters properly coming before the meeting.


                        WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC. -- MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTRE (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

   The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg, and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

   The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

               THIS PROXY IS CONTINUED ON THE REVERSE SIDE

           PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

                                                                                                                          Will
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR CHOICE LIKE THIS / / IN BLUE OR BLACK INK.  attend:
                                                                                                                           / /
  ------------------  ------------------  ---------------------
    ACCOUNT NUMBER         COMMON         DIVIDEND REINVESTMENT


(1) Election of the following nominees as Directors: John C. Dicus, John E.          Please mark, date and sign as your name
    Hayes, Jr., Russell W. Meyer, Jr. and Louis W. Smith.                            appears hereon and return in the enclosed
                                                                                     envelope. If acting as executor,
         For all        Withheld for all                                             administrator, trustee, guardian,
    / / Nominees     / /    Nominees                                                 etc., you should so indicate when
                                                                                     signing. If the signer is a corporation,
                                                                                     please sign the full corporate name, by
    Withheld for the following only: (Write the name of nominee(s) in the space      duly authorized officer. If shares are
    below)                                                                           held jointly each shareholder named
                                                                                     should sign.
- -------------------------------------------------------------------------------
(2) Approval of amendments to the Restated Articles of Incorporation.                Date
                                                                                     ---------------------------------------
    2A. Modifying certain definitions and eliminating references to the merger       Signature
        with Kansas Electric Power Company.                                          ---------------------------------------
                                                                                     Signature
                       / / For   / / Against   / / Abstain                           ---------------------------------------

    2B. Pertaining to the purposes of the Corporation, notice of amendment of the By-laws, and changes in the size of the Board.

                       / / For   / / Against   / / Abstain

    2C. Pertaining to nominations of Directors and business to be conducted at meetings of Shareholders.

                       / / For   / / Against   / / Abstain

(3) With discretionary power upon other matters properly coming before the meeting.


                             WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

     The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

- -----------------------------------------
ADDRESS CHANGE: PLEASE MARK ADDRESS BOX  |      THIS PROXY IS CONTINUED ON THE
                ON REVERSE SIDE          |      REVERSE SIDE PLEASE SIGN ON THE
                                         |      REVERSE SIDE AND RETURN PROMPTLY


                  The Board of Directors recommends a vote FOR the proposals.                               /X/  Please mark
                                                                                                                 your choices
                                                                                                                  like this
                 ________________    _______________     ______________________
                  ACCOUNT NUMBER          COMMON         DIVIDEND REINVESTMENT                                        I


1.   Election of the following nominees as Directors: John C. Dicus, John E. Hayes, Jr., Russell W. Meyer, Jr., and Louis W. Smith.

     For all        Withheld for all                        Withheld for the following only:
     Nominees           Nominees                            (Write the name of the nominee(s) in the space below.)      WILL ATTEND

       / /                / /                               ______________________________________________________          /  /


2.   Approval of amendments to the Restated Articles of Incorporation.

2A.  Modifying certain definitions 2B.  Pertaining to the purposes    2C.  Pertaining to nominations   3.  With discretionary power
     and eliminating references         of the Corporation, notice         of Directors and business       upon other matters
     to the merger with                 of amendment of the By-laws,       to be conducted at meetings     properly coming before
     Kansas Electric Power Company.     and changes in the size of         of Shareholders.                the meeting.
                                        the Board.

     FOR  AGAINST   ABSTAIN               FOR  AGAINST   ABSTAIN            FOR  AGAINST   ABSTAIN

     / /    / /       / /                 / /    / /       / /               / /    / /       / /

                                                                                    PLEASE MARK, DATE AND SIGN as your name appears
                                                                                    hereon and return in the enclosed envelope. If
                                                                                    acting as executor, administrator, trustee,
                                                                                    guardian, etc., you should so indicate when
                                                                                    signing. If the signer is a corporation, please
                                                                                    sign the full corporate name, by duly
                                                                                    authorized officer. If shares are held jointly
                                                                                    each shareholder named should sign.


Signature(s) _________________________________________________________________       Date__________________________________________


                             WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

     The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

- -----------------------------------------
ADDRESS CHANGE: PLEASE MARK ADDRESS BOX  |      THIS PROXY IS CONTINUED ON THE
                ON REVERSE SIDE          |      REVERSE SIDE PLEASE SIGN ON THE
                                         |      REVERSE SIDE AND RETURN PROMPTLY


                  The Board of Directors recommends a vote FOR the proposals.                               /X/  Please mark
                                                                                                                 your choices
                                                                                                                  like this
                 ________________    _______________     ______________________
                  ACCOUNT NUMBER          COMMON         DIVIDEND REINVESTMENT                                       II


1.   Election of the following nominees as Directors: John C. Dicus, John E. Hayes, Jr., Russell W. Meyer, Jr., and Louis W. Smith.

     For all        Withheld for all                        Withheld for the following only:
     Nominees           Nominees                            (Write the name of the nominee(s) in the space below.)      WILL ATTEND

       / /                / /                               ______________________________________________________          /  /


2.   Approval of amendments to the Restated Articles of Incorporation.

2A.  Modifying certain definitions 2B.  Pertaining to the purposes    2C.  Pertaining to nominations   3.  With discretionary power
     and eliminating references         of the Corporation, notice         of Directors and business       upon other matters
     to the merger with                 of amendment of the By-laws,       to be conducted at meetings     properly coming before
     Kansas Electric Power Company.     and changes in the size of         of Shareholders.                the meeting.
                                        the Board.

     FOR  AGAINST   ABSTAIN               FOR  AGAINST   ABSTAIN            FOR  AGAINST   ABSTAIN

     / /    / /       / /                 / /    / /       / /               / /    / /       / /

                                                                                    PLEASE MARK, DATE AND SIGN as your name appears
                                                                                    hereon and return in the enclosed envelope. If
                                                                                    acting as executor, administrator, trustee,
                                                                                    guardian, etc., you should so indicate when
                                                                                    signing. If the signer is a corporation, please
                                                                                    sign the full corporate name, by duly
                                                                                    authorized officer. If shares are held jointly
                                                                                    each shareholder named should sign.


Signature(s) _________________________________________________________________       Date__________________________________________


                             WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

     The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

- -----------------------------------------
ADDRESS CHANGE: PLEASE MARK ADDRESS BOX  |      THIS PROXY IS CONTINUED ON THE
                ON REVERSE SIDE          |      REVERSE SIDE PLEASE SIGN ON THE
                                         |      REVERSE SIDE AND RETURN PROMPTLY


                  The Board of Directors recommends a vote FOR the proposals.                               /X/  Please mark
                                                                                                                 your choices
                                                                                                                  like this
                 ________________    _______________     ______________________
                  ACCOUNT NUMBER          COMMON         DIVIDEND REINVESTMENT                                       III


1.   Election of the following nominees as Directors: John C. Dicus, John E. Hayes, Jr., Russell W. Meyer, Jr., and Louis W. Smith.

     For all        Withheld for all                        Withheld for the following only:
     Nominees           Nominees                            (Write the name of the nominee(s) in the space below.)      WILL ATTEND

       / /                / /                               ______________________________________________________          /  /


2.   Approval of amendments to the Restated Articles of Incorporation.

2A.  Modifying certain definitions 2B.  Pertaining to the purposes    2C.  Pertaining to nominations   3.  With discretionary power
     and eliminating references         of the Corporation, notice         of Directors and business       upon other matters
     to the merger with                 of amendment of the By-laws,       to be conducted at meetings     properly coming before
     Kansas Electric Power Company.     and changes in the size of         of Shareholders.                the meeting.
                                        the Board.

     FOR  AGAINST   ABSTAIN               FOR  AGAINST   ABSTAIN            FOR  AGAINST   ABSTAIN

     / /    / /       / /                 / /    / /       / /               / /    / /       / /

                                                                                    PLEASE MARK, DATE AND SIGN as your name appears
                                                                                    hereon and return in the enclosed envelope. If
                                                                                    acting as executor, administrator, trustee,
                                                                                    guardian, etc., you should so indicate when
                                                                                    signing. If the signer is a corporation, please
                                                                                    sign the full corporate name, by duly
                                                                                    authorized officer. If shares are held jointly
                                                                                    each shareholder named should sign.


Signature(s) _________________________________________________________________       Date__________________________________________


                             WESTERN RESOURCES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 3, 1994, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

     The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 30, 1994.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

- -----------------------------------------
ADDRESS CHANGE: PLEASE MARK ADDRESS BOX  |      THIS PROXY IS CONTINUED ON THE
                ON REVERSE SIDE          |      REVERSE SIDE PLEASE SIGN ON THE
                                         |      REVERSE SIDE AND RETURN PROMPTLY


                  The Board of Directors recommends a vote FOR the proposals.                               /X/  Please mark
                                                                                                                 your choices
                                                                                                                  like this
                 ________________    _______________     ______________________
                  ACCOUNT NUMBER          COMMON         DIVIDEND REINVESTMENT                                       IV


1.   Election of the following nominees as Directors: John C. Dicus, John E. Hayes, Jr., Russell W. Meyer, Jr., and Louis W. Smith.

     For all        Withheld for all                        Withheld for the following only:
     Nominees           Nominees                            (Write the name of the nominee(s) in the space below.)      WILL ATTEND

       / /                / /                               ______________________________________________________          /  /


2.   Approval of amendments to the Restated Articles of Incorporation.

2A.  Modifying certain definitions 2B.  Pertaining to the purposes    2C.  Pertaining to nominations   3.  With discretionary power
     and eliminating references         of the Corporation, notice         of Directors and business       upon other matters
     to the merger with                 of amendment of the By-laws,       to be conducted at meetings     properly coming before
     Kansas Electric Power Company.     and changes in the size of         of Shareholders.                the meeting.
                                        the Board.

     FOR  AGAINST   ABSTAIN               FOR  AGAINST   ABSTAIN            FOR  AGAINST   ABSTAIN

     / /    / /       / /                 / /    / /       / /               / /    / /       / /

                                                                                    PLEASE MARK, DATE AND SIGN as your name appears
                                                                                    hereon and return in the enclosed envelope. If
                                                                                    acting as executor, administrator, trustee,
                                                                                    guardian, etc., you should so indicate when
                                                                                    signing. If the signer is a corporation, please
                                                                                    sign the full corporate name, by duly
                                                                                    authorized officer. If shares are held jointly
                                                                                    each shareholder named should sign.


Signature(s) _________________________________________________________________       Date__________________________________________
